UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2020

Gulf Island Fabrication, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-34279	72-1147390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16225 Park Ten Place, Suite 300

Houston, Texas 77084

(Address of principal executive offices)(Zip Code)

(713) 714-6100

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	GIFI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 5, 2020, the board of directors (the “Board”) of Gulf Island Fabrication, Inc. (the “Company”) amended and restated the Company’s by-laws (the “By-laws”) to primarily to (1) add procedural and informational requirements to any shareholder request for a special meeting, (2) modify the advanced notice provisions for shareholder proposals and nominations, (3) add clarification on when a director may be considered disqualified,  (4) modify certain other provisions to more closely align the By-laws with the requirements of the Louisiana Business Corporation Act (the “LBCA”) and current market practices, and (5) make other ministerial, clarifying and conforming changes. These changes include:

•

adding procedural and information requirements to the provisions regarding the ability of shareholders owning at least 20% of the Company’s common stock to call special meetings (Article II, Section 2.3);

•

modifying the advance notice provisions to require that a shareholder providing notice under these provisions must include the information required to be disclosed in the proxy statement under the applicable federal securities laws and that a shareholder director nominee must complete, sign and supplement, upon request, a questionnaire provided by the Company (Article II, Section 2.9);

•	clarifying when a director may be considered disqualified and thereby cause a vacancy on the Board (Article III, Section 3.5); and

•	clarifying the Company’s ability to issue shares of common stock in book-entry form (Article VIII).

The foregoing description of the amendments to the By-laws is not intended to be complete and is qualified in its entirety by reference to the full text of the By-laws, as amended and restated, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-laws of Gulf Island Fabrication, Inc., effective as of November 5, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Westley S. Stockton
Westley S. Stockton
Executive Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer)
Dated:	November 10, 2020